Exhibit 99.1

Page
Four Corner Square

Independent Auditors’ Report	F-1

Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and nine months ended September 30, 2015 (Unaudited)	F-2

Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and nine months ended September 30, 2015 (Unaudited)	F-3

Pro Forma Consolidated Financial Statement of Retail Opportunity Investments Corp.

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)	F-6

Notes to Pro Forma Consolidated Financial Statement (Unaudited)	F-7
Pro Forma Consolidated Financial Statement of Retail Opportunity Investments Partnership, LP

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)	F-9
Notes to Pro Forma Consolidated Financial Statement (Unaudited)	F-10

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Retail Opportunity Investments Corp.

Retail Opportunity Investments Partnership, LP

We have audited the accompanying financial statement of the property known as Four Corner Square located in Maple Valley, Washington (“Four Corner Square”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2014, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Four Corner Square’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Four Corner Square for the year ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Four Corner Square’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies, LLP

New York, New York

March 21, 2016

F-1

FOUR CORNER SQUARE

STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2014	Nine Months Ended September 30, 2015 (Unaudited)
Revenues
Rental income (note 4)	$2,189	$1,939
Total revenues	2,189	1,939

Certain Expenses
Utilities	42	49
Repairs, maintenance and supplies	63	31
Cleaning and landscaping	147	119
Real estate taxes	269	178
Insurance	22	16
Total certain expenses	543	393

Excess of revenues over certain expenses	$1,646	$1,546

See accompanying notes to statement of revenues and certain expenses.

F-2

FOUR CORNER SQUARE

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2014 (AUDITED)

AND NINE MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)

1. Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries. Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On December 21, 2015, the Company acquired the property known as Four Corner Square (“Four Corner Square”) located in Maple Valley, Washington, from an unaffiliated third party, for a purchase price of approximately $41.8 million. Four Corner Square is approximately 120,000 square feet and is anchored by Grocery Outlet Supermarket, a west coast based grocer, and Walgreens. The Company funded the acquisition of Four Corner Square using borrowings under its credit facility.

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the seller, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Four Corner Square to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Four Corner Square.

The statement of revenue and certain expenses for the nine month period ended September 30, 2015 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Four Corner Square’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements. All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Lease Termination Income

Termination fees are fees that Four Corner Square has agreed to accept in consideration for permitting certain tenants to terminate their lease prior to the contractual expiration date.  Four Corner Square recognizes termination fees when the following conditions are met:  (a) the termination agreement is executed; (b) the termination fee is determinable; (c) all landlord services pursuant to the terminated leases have been rendered; and (d) collectability of the termination fee is assured.

F-3

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires Four Corner Square’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3. Subsequent Events

The Company has evaluated subsequent events through March 21, 2016, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.

4. Leases

Four Corner Square is subject to non-cancelable lease agreements through 2089, subject to various escalation clauses, with tenants for retail space. As of December 31, 2014, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2015	$2,143
2016	2,267
2017	2,245
2018	2,163
2019	2,079
Thereafter	40,185
$51,082

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Four Corner Square’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $11,000 and $53,000 for the year ended December 31, 2014 and nine months ended September 30, 2015, respectively.

5.             Concentrations

For the year ended December 31, 2014, three tenants represented approximately 30%, 28% and 15%, respectively, of Four Corner Square’s rental income. For the nine months ended September 30, 2015, such tenants represented approximately 24%, 22% and 12%, respectively, of Four Corner Square’s rental income.

F-4

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the year ended December 31, 2015 is presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of Four Corner Square (the “Property”) on January 1, 2015.

The pro forma consolidated financial statement should be read in conjunction with the Company’s 2015 Annual Report on Form 10-K. The pro forma consolidated financial statement does not purport to represent the Company’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2015, nor does it purport to project the Company’s results of operations as of any future date or for any future period.

F-5

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Four Corner Square (2)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$148,622	$2,129	$5 (3)	$150,756
Recoveries from tenants	40,562	481	—	41,043
Other income	3,515	—	—	3,515
Total revenues	192,699	2,610	5	195,314

Operating expenses
Property operating	28,475	306	—	28,781
Property taxes	19,690	257	—	19,947
Depreciation and amortization	70,957	—	813 (4)	71,770
General and administrative expenses	12,650	—	—	12,650
Acquisition transaction costs	965	—	—	965
Other expense	627	—	—	627
Total operating expenses	133,364	563	813	134,740

Operating income	59,335	2,047	(808)	60,574
Non-operating income (expenses)
Interest expense and other finance expenses	(34,243)	—	(488) (5)	(34,731)
Net income	25,092	2,047	(1,296)	25,843
Net income attributable to non-controlling interests	(1,228)	—	—	(1,228)
Net Income Attributable to Retail Opportunity Investments Corp.	$23,864	$2,047	$(1,296)	$24,615

Net earnings per share – basic	$0.25			$0.25
Net earnings per share – diluted	$0.25			$0.26
Dividends per common share	$0.68			$0.68

Comprehensive income:
Net income	$25,092	$2,047	$(1,296)	$25,843
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	2,139	—	—	2,139
Other comprehensive income	2,139	—	—	2,139
Comprehensive income	27,231	2,047	(1,296)	27,982
Comprehensive income attributable to non-controlling interests	(1,228)	—	—	(1,228)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$26,003	$2,047	$(1,296)	$26,754

See accompanying notes to pro forma consolidated financial statement

F-6

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statement

1.	Derived from the Company’s audited financial statements for the year ended December 31, 2015.
2.	Derived from the Property’s unaudited financial statements for the period January 1, 2015 through the date of acquisition of December 21, 2015.
3.	Reflects the pro forma adjustment of $5,000 for the period ended December 21, 2015, to record operating rents on a straight-line basis beginning January 1, 2015.
4.	Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Period Ended December 21, 2015 Depreciation Expense

Building	40 years	$813

5.	Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.

F-7

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the year ended December 31, 2015 are presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisition of Four Corner Square (the “Property”) on January 1, 2015.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2015 Annual Report on Form 10-K. The pro forma consolidated financial statement does not purport to represent the Operating Partnership’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2015, nor does it purport to project the Company’s results of operations as of any future date or for any future period.

F-8

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (6)	Four Corner Square (7)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$148,622	$2,129	$5	(8)	$150,756
Recoveries from tenants	40,562	481	—		41,043
Other income	3,515	—	—		3,515
Total revenues	192,699	2,610	5		195,314

Operating expenses
Property operating	28,475	306	—		28,781
Property taxes	19,690	257	—		19,947
Depreciation and amortization	70,957	—	813	(9)	71,770
General and administrative expenses	12,650	—	—		12,650
Acquisition transaction costs	965	—	—		965
Other expense	627	—	—		627
Total operating expenses	133,364	563	813		134,740

Operating income	59,335	2,047	(808)		60,574
Non-operating income (expenses)
Interest expense and other finance expenses	(34,243)	—	(488	)(10)	(34,731)

Net Income Attributable to Retail Opportunity Investments Partnership, LP	$25,092	$2,047	$(1,296)		$25,843

Net earnings per unit – basic and diluted	$0.25				$0.26
Distributions per unit	$0.68				$0.68

Comprehensive income:
Net income	$25,092	$2,047	$(1,296)		$25,843
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	2,139	—	—		2,139
Other comprehensive income	2,139	—	—		2,139
Comprehensive income	$27,231	$2,047	$(1,296)		$27,982

See accompanying notes to pro forma consolidated financial statement

F-9

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statement

6.	Derived from the Operating Partnership’s audited financial statements for the year ended December 31, 2015.
7.	Derived from the Property’s unaudited financial statements for the period January 1, 2015 through the date of acquisition of December 21, 2015.
8.	Reflects the pro forma adjustment of $5,000 for the period ended December 21, 2015, to record operating rents on a straight-line basis beginning January 1, 2015.
9.	Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Period Ended December 21, 2015 Depreciation Expense

Building	40 years	$813

10.	Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.

F-10